UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2010

CHINA GRAND RESORTS, INC

(Exact name of registrant as specified in its charter)

Nevada	033-33263	62-1407521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

RM 905, Reignwood Center

No.8 Yong’an Dongli Jianguomen Outer Street,

Chaoyang District Beijing, 100022,

People’s Republic of China

 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code +8610 8528-8755

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisons (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2010, the Company accepted the voluntary resignation of Mr. Jerry Niu as its Chief Operations Officer. Mr. Niu was appointed in such capacity on February 5, 2010. Mr. Niu did not resign over disagreement with the Company on any matter relating to the Company’s operations, polices or practices. As of this date, no successor has been appointed.

Item 9.01. Financial Statements and Exhibits.

99.1 Resignation Letter of Jerry Niu

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Grand Resorts, Inc.

Date: August 3, 2010	By:	/s/Menghua Liu
	Name:	Menghua Liu
	Title:	Chief Executive Officer and Chairman